QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.6

6 January 2005

Neoteric Cosmetics, Inc.
Attention: Mark E. Goldstein, President
4880 Havana St.
Denver, CO 80239

Ladies and Gentlemen:

        This letter agreement concerns the Sales Distribution Rights Agreement (the "Agreement") dated as of December 1, 2000 between you and us. We and you wish to waive mutually the provision in clause 8 dealing with the minimum net sales in calendar year 2004. Accordingly, we and you agree that the following phrase in clause 8(1)(v) of the Agreement is hereby deleted and that there is no replacement minimum sales level for the calendar year 2004: "calendar year four (2004) to be 17 million USD." In all other respects, the Agreement remains in full force and effect.

Very truly yours,
MONTAGNE JEUNESSE, a trading division of Medical Express (UK) Ltd.
			By:	/s/ BRIAN STEVENDALE
			Name:	Brian Stevendale
			Title:	Director of Sales & Marketing
			Date:	January 27, 2005
AGREED:
NEOTERIC COSMETICS, INC.
By:	/s/ MARK E. GOLDSTEIN
	Name:	Mark E. Goldstein
	Title:	President
	Date:	January 27, 2005

QuickLinks

  EXHIBIT 10.6